UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2022

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 24, 2022, the Boards of Directors of Great Southern Bancorp, Inc. (the “Company”) and Great Southern Bank, a wholly owned subsidiary of the Company (the “Bank”), appointed Steven D. Edwards as a director of the Company and the Bank, with his service to commence September 1, 2022. Mr. Edwards also was named to the Audit and Governance and Nominating Committees of the Company’s Board.  Mr. Edwards will serve in the class of the Company’s directors whose terms will expire at the Company’s 2023 annual meeting of stockholders.

Mr. Edwards will generally be entitled to the same compensation arrangement as is provided to the other non-employee directors of the Company and the Bank. This arrangement is described under the heading “Directors’ Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2022, which description is incorporated herein by reference.

Mr. Edwards recently retired as President and Chief Executive Officer of CoxHealth, a community-based, not-for-profit health system headquartered in Springfield, Missouri, and currently serves as a consultant to CoxHealth. Since January 1, 2021, the Bank has made charitable donations to CoxHealth totaling $219,172, including a $100,000 donation to help establish CoxHealth’s COVID-19 vaccine call-in line for senior citizens.

A copy of a press release issued by the Company on August 25, 2022, announcing the appointments of Mr. Edwards is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated August 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: August 25, 2022	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer

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